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                                                                    Exhibit 10.8
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                                THIRD AMENDMENT
                              TO OPTION AGREEMENT

          THIS THIRD AMENDMENT TO OPTION AGREEMENT (this "Amendment") is dated as of September 20, 2001 and entered into by and among Amerigon Incorporated, a California corporation (the "Holder"), BSST, LLC, a Delaware limited liability company (the "Company"), and Dr. Lon E. Bell ("Dr. Bell") and is made with reference to that certain Option Agreement, dated as of September 4, 2000 (as previously amended through the date hereof, the "Option Agreement"), by and among the Holder, the Company and Dr. Bell. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Option Agreement.

                                   RECITALS

          WHEREAS, the Holder will be obtaining a bridge loan from Big Beaver Investments LLC and, as a condition to such bridge loan, is required to make certain changes to its payment obligations to BSST, LLC under Section 5(b) of the Option Agreement;

          WHEREAS, the Holder, the Company and Dr. Bell desire to amend the Option Agreement to permit, among other changes, the Holder to make monthly payments of $133,333.33 rather than quarterly payments of $400,000 through December 31, 2001;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENT TO THE OPTION AGREEMENT

          Paragraph (b) of Section 5 of the Option Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(b) (i) The Company may request, upon five business days' prior notice, the Holder to pay to the Company any remaining uncontributed portion of the Commitment Amount in immediately available funds by wire transfer to an account designated by the Company in an amount not to exceed $133,333.33 in any calendar month; provided, that (1) the Company shall not request any amount in excess of such amount required to pay actual cash expenses and (2) to the extent that the Company does not request the full amount permitted in any given month, any amount remaining may be requested by the Company in a future month (but subject to the restriction imposed by clause (1) until December 31, 2001).

          (ii) After the Company has received all amounts payable pursuant to
     Section 5(b)(i) (but no earlier than January 1, 2002), the Company may
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     request, upon five days' prior notice, the Holder to pay to the Company any remaining uncontributed portion of the Commitment Amount in immediately available funds by wire transfer to an account designated by the Company in an amount not to exceed $266,666.67.
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          (iii) No earlier than two months after the initial payment to the
     Company pursuant to Section 5(b)(ii), the Company may request, upon five
                         ----------------
     days' prior notice, the Holder to pay to the Company any remaining uncontributed portion of the Commitment Amount in immediately available funds by wire transfer to an account designated by the Company in an amount up to the aggregate remaining uncontributed Commitment Amount.

          (iv) Unless waived in writing by the Company, if the Holder does not pay such amount within five business days after a request, the Holder shall
     (i) be liable for all expenses incurred by the Company up to the date such payment would otherwise have been due (including, without limitation, bonuses, recruitment fees, and moving expenses for prospective employees) and (ii) forfeit all rights in, and the Company shall cancel, a number of Option Units equal to the unpaid portion of the requested amount divided by $1,000; provided, that to the extent the Holder actually pays any expenses of the Company as required under clause (i), such amount paid by the Holder shall be deemed to have been paid to the Company and all rights in a number of Option Units equal to such amount paid divided by $1,000 shall be restored and reissued to the Holder."

Section 2. REPRESENTATIONS AND WARRANTIES

          In order to induce the parties to enter into this Amendment, each party hereby represents and warrants to each other party that:

          (a) such party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Option Agreement as amended by this Amendment (the "Amended Agreement");

          (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of such party;

          (c) the execution and delivery by each party of this Amendment and the performance by each party of the Amended Agreement do not and will not
     (i) violate any provision of any law or any governmental rule or regulation applicable to such party, the organizational documents, if any, of such party or any order, judgment or decree of any court or other agency of government binding on such party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such party, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of such party, or (iv) require any approval of stockholders or members, other than consents that have been obtained, or any approval or consent of any person under any contractual obligation of such party;

          (d) the execution and delivery by each party of this Amendment and the performance by such party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

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          (e)   this Amendment and the Amended Agreement have been duly
     executed and delivered by such party and are the legally valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f) all representations and warranties of such party contained in the Option Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

          (g) each party has performed all covenants and agreements to be performed on their part prior to the date hereof as set forth in the Option Agreement.

Section 3. MISCELLANEOUS

          A.    Reference to and Effect on the Option Agreement.

          (i) Except as specifically amended by this Amendment, the Option Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy under, the Option Agreement.

          B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D.    Effectiveness.   This Amendment shall become effective upon the
execution of counterparts hereof by the Holder, the Company and Dr. Bell and receipt by the Holder, the Company and Dr. Bell of written or telephonic notification of such execution and authorization of delivery thereof.

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          E.    Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                          [signature page to follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              AMERIGON INCORPORATED

                              By: /s/ Richard A. Weisbart
                                 ---------------------------------
                                  Name:  Richard A. Weisbart
                                  Title: President and Chief Executive Officer

                              BSST, LLC

                              By: /s/ Lon E. Bell
                                 ---------------------------------
                                  Name:  Dr. Lon E. Bell
                                  Title: President

                              DR. LON E. BELL

                                  /s/ Lon E. Bell
                                 ---------------------------------

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